SOLÉSENCE, INC. 10-K/A

Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with this annual report of Solésence, Inc. (the “Company”) on Form 10-K/A for the year ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Cureton, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.             The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 23, 2026

	/s/	Kevin Cureton
Kevin Cureton
President, Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with this annual report of Solésence, Inc. (the “Company”) on Form 10-K/A for the year ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Laura Riffner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.             The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 23, 2026

	/s/	Laura Riffner
Laura Riffner
Chief Financial Officer